EXHIBIT 99.4

Occidental Petroleum Corporation
Second Quarter 2013 Earnings Conference Call
July 30, 2013

Second Quarter 2013 Earnings - Highlights
• Total Production (Boe/d)
• Operating costs
• Capital program
• Core earnings
• Core diluted EPS
• YTD CFFO before WC
• Cash balance @ 6/30/2013
2
See Significant Items Affecting Earnings in the Investor Relations Supplemental Schedules.
Results
772,000
On track
On track
$1.3 billion
$1.58
$6.4 billion
$3.1 billion

Second Quarter 2013 Earnings - Highlights
Quarter-over-Quarter Impacts
• Improved oil and gas results.
 + Increased oil volumes, primarily in
 MENA.
 + Increased domestic realized oil and
 gas prices.
 – Lower international realized oil prices.
• Lower marketing and trading
 income.
• Higher equity compensation
 expense.
3
See Significant Items Affecting Earnings in the Investor Relations Supplemental Schedules
Core Diluted EPS
$1.58
$1.69
$1.64

4
2Q13 vs. 1Q13
($ in millions)
Core Results
•  2Q13    $2.1 B
•  1Q13      1.9 B
•  2Q12      2.0 B
Second Quarter 2013 Earnings - Oil & Gas
Segment Earnings
$246

5
Second Quarter 2013 Earnings - Oil and Gas Total
Production
772
(2)
(3)
(7)
2
19
766
Company-wide Oil & Gas Production (Mboe/d)
763
2Q13 Impacts (Mboe/d)
•  Permian weather &
   gas plant turnarounds
4
3
•  Colombia activity

6
(1)
Second Quarter 2013 Earnings - Oil and Gas
Domestic Production
462
(5)
478
(2)
470
Domestic Oil & Gas Production (Mboe/d)
2Q13 Impacts (Mboe/d)
•  Permian weather -
   oil impact
1
2
•  Plant turnaround -
   gas impact

Second Quarter 2013 Earnings - Oil & Gas
Realized Prices
Worldwide
Oil ($/bbl)
Worldwide
NGLs ($/bbl)
Domestic Nat.
Gas ($/mmbtu)
2Q13	$97.91	$38.78	$3.82
Benchmark %	104% *	41% *	95%
1Q13	$98.07	$40.27	$3.08
Benchmark %	104% *	43% *	91%
2Q12	$99.34	$42.06	$2.09
Benchmark %	106% *	45% *	91%
$94.22	$103.35	$4.00

$94.37	$112.64	$3.37

$93.49	$108.90	$2.28

WTI
NYMEX
Price Sensitivity	Pre-tax Income Impact
Oil +/- $1/bbl	=	+/- $38 mm
NGL +/- $1/bbl	=	+/- $8 mm
U.S. Nat Gas +/- $0.50/mmbtu	=	+/- $30 mm
Brent
Realized Prices
Benchmark Prices
7
* Note: As a % of WTI Oil.

8
Second Quarter 2013 Earnings - Oil & Gas
Production Costs
               FY12       1Q13      2Q13    YTD13
 Domestic  $17.43 $14.06 $14.28 $14.17
 Total   $14.99 $13.93 $13.40 $13.66
Production Costs ($/boe)
• ~$500 million annualized domestic cost savings versus
 full year 2012.

9
* Higher energy and feedstock costs.
2Q13 vs. 1Q13
($ in millions)
Guidance
3Q13 expected
to be ~$170 mm
Second Quarter 2013 Earnings - Chemical Segment
Core Earnings
Core Results
•  2Q13   $144 mm
•  1Q13    159 mm
•  2Q12    194 mm

10
2Q13 vs. 1Q13
($ in millions)
Second Quarter 2013 Earnings - Midstream
Segment Earnings
Core Results
•  2Q13    $48 mm
•  1Q13    215 mm
•  2Q12     77 mm

11
Second Quarter 2013 Earnings - YTD 2013 Cash Flow
YE2012 vs. YTD2013
($ in millions)
Cash Flow
From
Operations
before
Working
Capital
changes
$6,000
$150
Beginning
Cash $1,600
12/31/12
$3,100
     YTD’13
 Debt / Capital   15%
 Return on Equity  13%
 Return on Capital Employed* 11%
* Note: Annualized; See attached GAAP reconciliation.

12
Second Quarter 2013 Earnings -
Key Performance Metrics - Domestic Production
• Occidental’s domestic oil and gas segment continued to execute on our liquids production growth strategy.
 − 2Q13 domestic production of 470 mboe/d, consisting of 338 mboe/d of liquids and 792 mmcf/d of gas.
 − Planned plant maintenance and storms in the Permian negatively impacted production during 2Q13.
 − 2Q13 domestic production generally in line with our expectations, except for the impact of storms.
Total Domestic Oil Production
+16 mboe/d
production
growth
Total Domestic Production
+16 mboe/d
production
growth

13
Second Quarter 2013 Earnings - Capital Efficiency
& Operating Cost Reduction Program
• Focused drilling program in our core areas
 − Reduced our domestic well costs by 21% and operating costs by ~19% relative to
 2012, ahead of previously stated targets of 15% well cost improvement and total oil and gas operating costs below $14/boe for 2013.
• Believe we can sustain the benefits realized to date, achieve additional savings in our drilling costs and reach our 2011 operating cost levels without a loss in production or sacrificing safety.
• The purpose of these initiatives is to improve our return on capital.
Production Costs ($/boe)

Second Quarter 2013 Earnings - California Oil & Gas
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Second Quarter 2013 Earnings - California
Operations Highlights
• Largest producer of natural gas and
 oil and gas on a gross operated BOE
 basis.
• Largest oil & gas mineral acreage
 holder, with more than 2.1 mm net
 acres.
• Diverse geologic characteristics and
 numerous reservoir targets, range
 from conventional to steam and water
 floods and unconventional.
15

Second Quarter 2013 Earnings - California
Operations - 2013 Strategic Objectives
2013 Objectives
• Deliver predictable outcome given constraints of working in California.
• Advance projects with solid returns, low execution risk and long term growth.
• Reducing drilling and completion costs to improve finding and development costs and our project economics.
• Reduce operating costs without affecting production to improve current earnings and free cash flow.
• Build a growing, highly predictable and lower decline base of production.
• Test various exploration and development concepts from a cost improvement and execution predictability perspective.
16

Second Quarter 2013 Earnings - California
Operations - New Organizational Structure
• Restructured business units to create teams organized around the unique characteristics of each asset group, resulting in a
 5th business unit dedicated to managing heavy oil properties.
• Created 3 technical teams to enhance recovery from the complex reservoirs in California.
 – Allows us to grow California operations more efficiently and maximize the benefits of our improved cost structure.
17
Elk Hills
Vintage
LA Basin
Long Beach
Heavy Oil
Business Units
Water Flood
EOR/Steam
Flood
Unconventional
New Technical Teams
California Operations
New Unit

Second Quarter 2013 Earnings - California
Operations - Operating Efficiency
• Significantly reduced operating costs as well as drilling costs in California, exceeding our targets.
 – Expect to save at least $175 million this year in operating costs.
18

Second Quarter 2013 Earnings - California
Operations - Capital Efficiency
• Improved capital efficiency by ~15% compared to 2012
 – Locked in drilling programs
 – Revised well designs
 – Optimized drilling equipment and fluids to reduce drill time
 – Improved contracting strategies
19

Second Quarter 2013 Earnings - California
Operations - Capital Program
20
Sufficient inventory to sustain this
strategy for at least 5 years, likely
10+ years, with flexibility to adjust
liquids vs. gas production based
on market conditions.
California 2013 Capital - $1.5 bn

Second Quarter 2013 Earnings - California
Operations - Water Floods
21
• Water floods are a core
 competency of Oxy.
• Several new projects in
 progress and a number of
 floods where we are engaged
 in redevelopment, expansion
 or optimization activities.
• Wilmington Field
• Huntington Beach
• Expect 20%+ returns from
 2013 water flood capital.
Los Angeles Basin

Second Quarter 2013 Earnings - California
Operations - Water Floods
• Most water flood capital directed to
 optimize our most developed project,
 the giant Wilmington Field.
 – 135 new wells including 35 horizontal
 wells.
 – Horizontal wells can have average IP
 rates over 3x higher than a similar
 vertical well at a cost of just 20% more.
• Since acquiring the asset in 2000,
 proven reserves have steadily grown
 despite 12 years of production.
 • 1,000+ future well locations.
 • Up to 100 MMBOE of reserve
 potential over next 7 years.
22
Wilmington Field Water Flood

Second Quarter 2013 Earnings - California
Operations - Water Floods
• Huntington Beach Field Redevelopment
 – Adding two new fit-for-purpose rigs, one designed for drilling in urban areas.
 – Expect to begin drilling towards year end 2013.
 – 128 well locations identified, providing 4-5 years of inventory using the 2 rigs.
 – Expect to add more well locations applying reservoir modeling and surveillance as we’ve done in the analog Wilmington Field.
 – We believe that we can increase our production from this field by 10,000 boe/d and develop reserves of at least 50 MMBOE.
• Buena Vista Field
 – Drill 150+ wells over next 5 years.
 – Increase production by 4,000 boe/d and add 28 MMBOE of reserves.
• Have several other water floods in the pilot phase this year, several under evaluation for redevelopment and a long list of potential projects in the water flood screening process.
23

Second Quarter 2013 Earnings - California
Operations - Steam Floods
• Steam flood activities have been a focus in 2013
 – Highly profitable, taking advantage of the gas versus oil price spread where cheap gas is used to generate steam, which is then injected to produce oil.
• These projects can deliver attractive returns at a combination of gas prices as high as $6 per MMCF and oil prices as low as
 $80 per barrel.
 – Typical rates of return expected to be 25% or better.
24

Second Quarter 2013 Earnings - California
Operations - Steam Floods
25
• Kern Front and Lost Hills
 − 2 largest steam floods
 − > 1 billion barrels of original oil in
 place; ~ 870 million barrels oil
 remaining in place
 − Added 2 rigs and expect to drill
 ~200 wells in 2H13 and grow
 production by 3,000 BOEPD vs. 2013
 entry rate and with full development
 increasing by 15,000 BOEPD over
 time.
 − Believe this could develop
 120 MMBOE of reserves.
• Oxnard and Midway Sunset Area
 − With these pilot steam floods, we
 expect to develop an additional 45
 MMBOE of reserves.
Ventura (Oxnard)
Bakersfield
Lost Hills
Kern Front

Second Quarter 2013 Earnings - California
Operations - Steam Floods
• Total steam flood spending will constitute ~25% of total
 California capital in 2013.
 – Expect to drill >1,500 steam flood wells over the next 5 years.
• With shift of capital to water and steam flood opportunities, we expect a lag of about 6 to 9 months before seeing
 sustained production growth as the flow of new projects
 reaches a steady level.
• Currently in a transition period but are now beginning to see the initial phases of growth from these projects.
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Second Quarter 2013 Earnings - California
Operations - Unconventional
• In addition to shale plays, our
 “unconventional” opportunities
 include reservoirs that have low
 permeability, which require special
 recovery processes to flow.
• ~1/3rd of our California production
 is from unconventional reservoirs.
• Plan to drill >70 unconventional
 wells in 2013.
• >1,000,000 prospective acres.
• Up to 7 Billion BOE of recoverable
 reserves.
27
“Unconventional”
Production
“Unconventional”
Production
Sacramento
Sacramento
San
Francisco
San
Francisco
Los Angeles
Los Angeles
Bakersfield
Bakersfield
Oxy Acreage

Second Quarter 2013 Earnings - California
Operations - Unconventional
• Drilled ~1,300 unconventional wells
 in California since 1998.
• >1,000 of these are in and around
 Elk Hills, including the Monterey
 and other key shale plays.
• 2013 plan includes 53
 unconventional wells from multiple
 shale plays around Elk Hills with
 varying costs and performance.
 – Program delivers 20%+ ROR
• Ongoing program around Elk Hills
 is expected to increase ultimate
 recovery by ~150 MMBOE.
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Second Quarter 2013 Earnings - California
Operations - Unconventional
• Pursuit of Unconventional
 Opportunities outside Elk Hills
 includes the Rose Field.
• Acquired in late 2009, drilled 1
 appraisal well in 2011, 8 development
 wells in 2012 and 6 horizontal wells
 in 2013.
• Very good results with average IP
 rates exceeding expectations.
 – Believe returns from this field will
 be ~25% over the course of the
 development program.
• Plan to drill unconventional wells in
 South Belridge and Buena Vista this
 year.
 – Could provide >100 well locations
 and 35 MMBOE of net reserves.
29

Second Quarter 2013 Earnings - California
Operations - Elk Hills
30
Elk Hills Field
• Have almost doubled proved
 reserves since acquisition in
 1998.
• Goal is to reduce the underlying
 25% base decline rate by as much
 as half.
 − EOR projects (steam, water, polymer,
 CO2 floods) could be implemented
 over the next 3-10 years.
 − OPEX/CAPEX reductions will improve
 profitability of these water flood and
 EOR opportunities.
• New cryogenic gas plant up time
 >98% with record NGL yields.
• Elk Hills has 900+ MMBOE of
 remaining reserves and resources
 recoverable through water floods
 and proven EOR technologies.

Second Quarter 2013 Earnings - California
Operations - Exploration
• >100 exploration wells drilled over past 5 years.
• Two thirds have found hydrocarbons and a large portion of these resulted in commercial production.
• 3D seismic has been acquired over a significant portion of our acreage contributing to our high rate of success.
• Made significant unconventional discovery in San Joaquin basin last year
 – Continued appraisal drilling and testing this year established reserves and resources of
 ~50 MMBOE.
 – Full development of this discovery is expected to require drilling 100 wells.
 – In addition to the 50MMBOE we’ve established, we are testing and/or planning wells in late 2013 and 2014 that, if successful, will double this volume.
 – Further, this concept has repeatability and we plan to extend this play through much of our
 California acreage.
• 2013 exploration program, which includes 15 wells, is on track to deliver results consistent with prior years, and we continue to build inventory to ensure we have a robust exploration program going forward into 2014 and beyond.
31

Second Quarter 2013 Earnings - California
Operations - Conventional Gas Properties
• Established sizeable conventional
 natural gas position in the
 Sacramento Basin.
 – >318,000 net acres.
 – ~66 MMcf/d of dry gas production.
 – Largest operator in region (80%+).
• Optimize production with workovers
 and modest drilling program of 8 new
 wells in 2013 and 14 in 2014.
• Ability to ramp development with gas
 prices at ~$5.00 per mcf.
• Identified total reserves and
 contingent resources of ~300 Bcf.
 – ~10 Tcf of original gas-in-place.
 – ~2 Tcf remaining.
32
Oxy Properties operated by Vintage
business unit
Sacramento Basin

Second Quarter 2013 Earnings - California
Operations - Summary
• Large inventory of diverse projects.
 – Water floods
 – Steam floods
 – Additional EOR (CO2, polymer floods, etc.)
 – Unconventional
• Similar mix of projects in near-term with larger portion of capital allocated to lower decline projects while achieving healthy production growth.
33

Second Quarter 2013 Earnings - California
Operations - Summary
Progress toward 2013 Goals:
• $1.5 billion capital program and expect to generate free cash flow of over
 $1 billion.
 – With continued improvements in permitting, should be able to grow capital budget to $2.0 billion in 2014, with further increases beyond that to ~$2.5 billion on a sustainable basis.
• Expect production growth of at least 5-8% annually with > 20% ROR.
• Improved capital efficiency by 15% and reduced operating expenses by
 ~$3.50/boe, saving at least $175 million in 2013.
• Have identified 5,500+ well locations across large and diverse portfolio and will add more through future projects.
• Exploration program delivered high rate of success, including significant unconventional discovery in San Joaquin basin.
34

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Second Quarter 2013 Earnings -
2013 Production Outlook
• Domestically, we continue to expect solid growth in our oil production for the year.
 − Based the nature and timing of our drilling program, such as steam flood drilling in California, and the timing of gas plant maintenance turnarounds in the Permian, we expected production growth to occur in the 2nd half of the year.
 − We have achieved the drilling targets we set in 1H13.
 − As a result, we expect that 2H13 average domestic oil production will be ~ 6,000 to 8,000 barrels a day higher than the 1H13 average, the increases coming mainly from the Permian and California.
 − We expect the modest declines in our domestic gas and NGLs production that we have seen in 2Q13 to continue as a result of our reduced drilling on gas properties and natural decline as well as additional gas plant turnarounds scheduled in our Permian business the rest of the year.

36
Second Quarter 2013 Earnings -
2013 Production Outlook
• Internationally, we expect more cost pool depletions in our contracts in Qatar and Yemen, which will result in less cost recovery barrels from those locations.
• However, we expect total international production to be
 about flat in 2H13 compared to 2Q13 volumes, assuming
 no renewed pick-up in insurgent activity in Colombia and
 stable spending levels in Iraq.
• We expect international sales volumes to increase in 2H13
 and recoup well over half of the underlift we have experienced in 1H13.

• The first six months' capital spending was $4.2 billion, with
 $2.2 billion spent in the second quarter.
• We expect the second half of the year spending rate to be
 higher. Our annual spending level is expected to be generally in line with the $9.6 billion program.
• The positive effect of our capital efficiency efforts is starting to become noticeable in our spending patterns.
• As a result, we believe there is a reasonable possibility our total spending may be somewhat lower than the program
 amount just mentioned while still drilling the number of wells we set out as a goal at the beginning of the year.
Second Quarter 2013 Earnings -
2013 Capital Outlook
37

• With regard to our strategic business review, we presented various options to our Board of Directors.
• Our review of these options is not yet complete, so the Board will continue to evaluate the alternatives. We expect to have additional information regarding our plans towards the end of the year.
• Plains All American (PAA) filed a registration statement with the SEC for a public offering of part of its interests in Plain’s general partner
 (GP). We own 35 percent of the GP interests, and we expect to monetize a portion as part of the proposed offering.
Second Quarter 2013 Earnings
38
Note: For additional information, see the registration statement, a copy of which is available on the SEC's website. No sales of securities will take place until the registration statement becomes effective.

39
Second Quarter 2013 Earnings -
2H13 Guidance Summary
Oil & Gas Segment
• Domestic Production
 – Oil - 6,000 to 8,000 bopd growth
 – NGLs - modest decline
 – Natural gas - modest decline
• International
 – Production volumes - similar to 2Q13
 – Sales volumes - increase in 2H13 to recoup over half the underlift vs. 1H13
• Exploration expense: $90 mm in 3Q13
Chemical Segment
• ~$170 mm operating income in 3Q13
Corporate
• Capital spending: $9.6 billion for FY 2013
• Income tax rate: ~41%

Second Quarter 2013 Earnings Conference Call
Q&A